UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 19, 2005

Western Goldfields, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Idaho
(State or Other Jurisdiction of Incorporation)

0-50894	38-3661016
(Commission File Number)	(IRS Employer Identification No.)
961 Matley Lane, Suite 120 Reno, Nevada	89502
(Address of Principal Executive Offices)	(Zip Code)

(775) 337-9433
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Common Stock Purchase Warrant Extension

Western Goldfields, Inc., an Idaho corporation, has extended the exercise period of 14,741,172 outstanding warrants to purchase shares of common stock exercisable at $1.00 per share which will expire between October 31, 2005 and March 15, 2006 for a period of one year. The affected warrants were issued pursuant to the November-December 2003 private placement and pursuant to Western Goldfield’s credit facility with RMB International (Dublin) Ltd. The Board of Directors of Western Goldfields, Inc. approved the extension of the warrants on October 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GOLDFIELDS, INC.

Date: October 19, 2005	By:	/s/ Becky Corigliano
Becky Corigliano Chief Financial Officer